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                                                                    EXHIBIT 10.1

                         LIONS GATE ENTERTAINMENT CORP.

                          LIONS GATE ENTERTAINMENT INC.

              3.625% CONVERTIBLE SENIOR SUBORDINATED NOTES DUE 2025

                               PURCHASE AGREEMENT

                                                               February 18, 2005

SG COWEN & CO., LLC
J.P. MORGAN SECURITIES INC.
JEFFERIES & CO.
THOMAS WEISEL PARTNERS LLC
OPPENHEIMER & CO.
JANCO PARTNERS
SANDERS MORRIS HARRIS
c/o SG Cowen & Co., LLC
1221 Avenue of the Americas
New York, New York 10020

Dear Sirs:

      1. INTRODUCTORY. Lions Gate Entertainment Inc., a Delaware corporation (the "Issuer"), proposes to sell, pursuant to the terms of this Agreement, to the several initial purchasers named in Schedule A hereto (the "Initial Purchasers," or, each, an "Initial Purchaser"), $150,000,000 aggregate principal amount of its 3.625% Convertible Senior Subordinated Notes Due 2025 (the "Firm Notes"). In addition, the Issuer proposes to grant to the Initial Purchasers the option to purchase from the Issuer some or all of the Option Notes (as defined in Section 8 below). The Firm Notes and the Option Notes are hereinafter collectively sometimes referred to as the "Notes." The Notes will have the terms and provisions that are described in the Memorandum (as defined below) under the heading "Description of the Notes" and are to be issued pursuant to an Indenture dated as of February 24, 2005 (the "Indenture") to be entered into among the Issuer, Lions Gate Entertainment Corp., a British Columbia corporation (the "Company") and J. P. Morgan Trust Company, National Association, as trustee (the "Trustee"). Payment of principal and interest on the Notes will be fully and unconditionally guaranteed, jointly and severally, on a senior subordinated basis (the "Guarantee") by the Company. Subject to certain conditions, the Notes will be convertible into common shares, no par value, of the Company (the "Common Shares").

      The Notes will be offered and sold to the Initial Purchasers without being registered under the Securities Act of 1933, as amended (together with the rules and regulations promulgated thereunder, the "Securities Act"), in reliance upon an exemption therefrom. The Issuer has prepared a preliminary offering memorandum dated February 17, 2005 (the "Preliminary Offering Memorandum") and will prepare an offering memorandum dated the date hereof (the "Offering Memorandum" and, together with the Preliminary Offering Memorandum, the "Memorandum") setting forth information concerning the Issuer, the Company and the Notes. The Memorandum will incorporate by reference the Company's (i) Annual

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Report on Form 10-K and 10-K/A for the year ended March 31, 2004, (ii) Quarterly
Reports on Form 10-Q for the quarters ended June 30, 2004, September 30, 2004 and December 31, 2004, (iii) Proxy Statement for the annual meeting of shareholders of the Company held on September 14, 2004 and (iv) Current Reports on Form 8-K or Form 8-K/A filed with the Commission (as defined below) on September 28, 2004, October 4, 2004, December 13, 2004, January 21, 2005, February 9, 2005 and February 18, 2005 (other than information in the documents that is deemed not to be filed with the Commission) (all such documents listed in clauses (i) through (iv) referred to herein as the "Incorporated Documents"). Copies of the Preliminary Offering Memorandum have been, and copies of the Offering Memorandum will be, delivered by the Issuer to the Initial Purchasers pursuant to the terms of this Agreement. Any references herein to the Memorandum shall be deemed to include all amendments and supplements thereto and the Incorporated Documents and any amendments thereto, unless otherwise noted. The Issuer hereby confirms that it has authorized the use of the Memorandum in connection with the offering and resale of the Notes by the Initial Purchasers in accordance with Section 3.

      Holders of the Notes (including the Initial Purchasers and their direct and indirect transferees) will be entitled to the benefits of a Registration Rights Agreement, among the Company, the Issuer and the Initial Purchasers (the "Registration Rights Agreement") pursuant to which the Company and the Issuer will agree, among other things, to file a registration statement on the appropriate form with the Securities and Exchange Commission (the "Commission") registering the Notes and the common shares of the Company to be issued upon the conversion thereof under the Securities Act. Any common shares issued by the Company to the Issuer in connection with the conversion of the Notes will be subject to a four month hold period from the date of the Contribution Agreement (as hereinafter defined) and may not be sold in Canada, including through the facilities of the Toronto Stock Exchange, until the expiry of such hold period. This Agreement, the Notes, the Guarantee, the Indenture and the Registration Rights Agreement are hereinafter referred to collectively as the "Offering Documents."

      2. REPRESENTATIONS AND WARRANTIES OF THE ISSUER AND THE COMPANY. The Issuer and the Company represent and warrant to, and agree, jointly and severally with, the several Initial Purchasers that:

            (a) Each of the Preliminary Offering Memorandum and the Offering Memorandum, as of its respective date, did not, and on the Closing Date (as defined below) the Offering Memorandum will not, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that neither the Issuer nor the Company makes any representation or warranty as to information contained in or omitted from the Preliminary Offering Memorandum or the Offering Memorandum in reliance upon and in conformity with written information relating to the Initial Purchasers furnished to the Issuer and the Company by any Initial Purchaser specifically for inclusion therein, which information the parties agree is limited to the Initial Purchasers' Information (as defined in Section 18). Each of the Preliminary Offering Memorandum and the Offering Memorandum and any amendment or supplement thereto complied with or will comply in all material respects with subsection
                  (d)(4) of Rule 144A promulgated under the Securities Act.

            (b) Assuming the accuracy of the representations and warranties of the Initial Purchasers contained in Section 3 and their compliance with the agreements set forth therein, it is not necessary, in connection with the issuance and sale of the Notes to the Initial Purchasers and the offer, resale and delivery of the Notes by the Initial Purchasers in the manner contemplated by this Agreement and the Offering Memorandum, to register the Notes under the Securities Act or to qualify the Indenture under the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act").

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            (c)   (i) The Company's Annual Report on Form 10-K and Form 10-K/A
                  most recently filed with the Commission (the "Annual Report") and (ii) the Incorporated Documents, did not, as of their respective dates (or, when read together with the other information in the Memorandum), contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading. Such documents, when they were filed with the Commission, conformed in all material respects to the requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations of the Commission thereunder (including Regulation S-X). Since the date of the filing of the Annual Report with the Commission, the Company has made all filings with the Commission required to be made by the Company under the Exchange Act.

            (d) The Company and each of its subsidiaries (as defined in Section 15) have been duly incorporated (or, with respect to subsidiaries that are not corporations, duly organized) are validly existing as corporations (or other applicable entities) in good standing under the laws of their respective jurisdictions of incorporation (or organization, as applicable), are duly qualified to do business and are in good standing as foreign corporations (or other foreign entities, as applicable) in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification, and have all power and authority necessary to own or hold their respective properties and to conduct the businesses in which they are engaged, except where the failure to so qualify or have such power or authority would not reasonably be expected to have, singularly or in the aggregate, a material adverse effect on the properties, business, results of operations, condition (financial or otherwise), or shareholders' equity of the Company and its subsidiaries, individually or taken as a whole (a "Material Adverse Effect").

                  Each of the Company and its subsidiaries has all necessary material consents, approvals, authorizations, orders, registrations, qualifications, licenses, filings and permits of, with and from all judicial, regulatory and other legal or governmental agencies, bodies or administrative agencies, and all third parties, foreign and domestic (collectively, the "Consents"), to own, lease and operate its properties and conduct its business as it is now being conducted and as disclosed in the Memorandum and, to the Company's knowledge, each such Consent is valid and in full force and effect, and neither the Company nor any of its subsidiaries has received notice of any investigation or proceedings which results in or, if decided adversely to the Company or any of its subsidiaries, could reasonably be expected to result in, the revocation of, or imposition of a materially burdensome restriction on, any Consent. Each of the Company and the Subsidiaries is in compliance with all applicable laws, rules, regulations, ordinances, directives, judgments, decrees and orders, foreign and domestic, except where failure to be in compliance could not reasonably be expected to have a Material Adverse Effect.

            (e) This Agreement has been duly authorized, executed and delivered by the Company and the Issuer.

            (f) All outstanding share capital of the Company has been duly authorized and validly issued and is fully paid, non-assessable and free of any preemptive or similar rights and will conform to any description thereof contained in the Memorandum.

            (g) When the Common Shares issuable upon conversion of the Notes are issued in accordance with the terms of the Contribution Agreement and the Notes, such Common Shares will be duly authorized and validly issued and will be fully paid, non-assessable and free of any preemptive or similar rights.

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            (h)   The Common Shares issuable upon conversion of the Notes will be duly reserved on or before the Closing Date by the Company for issuance.

            (i) All the outstanding shares or other equity interests of each subsidiary of the Company have been duly authorized and validly issued, are fully paid and non-assessable and are owned by the Company directly or indirectly through one or more wholly-owned subsidiaries, free and clear of any claim, lien, encumbrance, security interest, restriction upon voting or transfer or any other claim of any third party (except for pledges of shares or other equity interests of certain subsidiaries pursuant to the Amended and Restated Credit, Security, Guaranty and Pledge Agreement by and among the Company, the Issuer, the subsidiaries referred to therein, the lenders referred to therein and the other parties thereto, dated as of December 15, 2003, as amended to date) (the "Credit Agreement").

            (j) Prior to the Closing Date, the Indenture will have been duly authorized by the Company and the Issuer and, on the Closing Date, will have been validly executed and delivered by the Company and the Issuer. When the Indenture has been duly executed and delivered by the Company and the Issuer (assuming the due authorization, execution and delivery by the Trustee), the Indenture will be the valid and binding agreement of the Company and the Issuer enforceable against the Company and the Issuer in accordance with their respective terms except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability. Prior to the Closing Date, the Contribution Agreement by and between the Company and the Issuer whereby the Company agrees to contribute the Common Shares to the Issuer upon conversion of the Notes by any or all of the holders thereof (the "Contribution Agreement") shall have been duly authorized by the Company and the Issuer and validly executed and delivered by the Company and Issuer. The Contribution Agreement, when executed, will be the valid and binding agreement of the Company and the Issuer enforceable against the Company and the Issuer in accordance with its terms except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability. On the Closing Date, the Indenture will conform in all material respects to the requirements of the Trust Indenture Act, and the rules and regulations of the Commission applicable to an indenture which is qualified thereunder. The Registration Rights Agreement has been duly and validly authorized by the Company and the Issuer and (except with respect to the indemnification provisions of the Registration Rights Agreement, for which no representation or warranty is made) when duly executed and delivered by the Company and the Issuer (assuming the due authorization, execution and delivery by the Initial Purchasers), will constitute a valid and legally binding obligation of the Company and the Issuer, enforceable against each of them in accordance with its terms except that the enforcement thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally.

            (k) Prior to the Closing Date, the Notes will have been duly authorized and, on the Closing Date, will have been validly executed and delivered by the Issuer. When the Notes have been duly and validly issued, executed and authenticated by the Trustee in accordance with the provisions of the Indenture and delivered to and paid for by the Initial Purchasers, the Notes will be entitled to the benefits of the Indenture and will be valid and binding obligations of the Issuer, enforceable in accordance with their terms except as (i) the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and (ii) rights of

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                  acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability.

            (l) Prior to the Closing Date, the Guarantee will have been duly authorized and, on the Closing Date, will have been validly executed and delivered by the Company. When the Guarantee has been issued and executed by the Company, and authenticated by the Trustee in accordance with the provisions of the Indenture, and the Notes have been issued by the Issuer and authenticated by the Trustee in accordance with the provisions of the Indenture and delivered to and paid for by the Initial Purchasers, the Notes will be entitled to the benefits of the Guarantee and the Guarantee will be a valid and binding obligation of the Company, enforceable in accordance with its terms except as (i) the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and (ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability.

            (m) The execution, delivery and performance of this Agreement, the Indenture, the Registration Rights Agreement and the Notes by the Company and the Issuer and the consummation of the transactions contemplated hereby and thereby will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or the Issuer or any of their respective subsidiaries is a party or by which the Company or the Issuer or any of their respective subsidiaries is bound or to which any of the property or assets of the Company or the Issuer or any of their respective subsidiaries is subject, (ii) result in any violation of the provisions of the charter or by-laws (or other organizational documents, as applicable) of the Company or the Issuer or any of their respective subsidiaries or (iii) result in any violation of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or the Issuer or any of their respective subsidiaries or any of their properties or assets, other than, in the case of each of clauses (i) and (iii), any such conflict, breach, violation or default that would not, singularly or in the aggregate, have a Material Adverse Effect.

            (n) No consent, approval, authorization or order of, or filing or registration with, any court or governmental agency or body is required for the execution, delivery and performance by the Company or the Issuer of this Agreement, the Indenture, the Registration Rights Agreement, the Notes and the consummation of the transactions contemplated hereby and thereby, except
                  (1) as may be required under the Securities Act or the rules and regulations thereunder in connection with the transactions contemplated by the Registration Rights Agreement and (2) for the qualification under the Trust Indenture Act.

            (o) Ernst & Young LLP, who has expressed opinions on the audited financial statements and related schedules included or incorporated by reference in the Memorandum, is an independent public accounting firm as required by the Securities Act and the Exchange Act.

            (p) The consolidated financial statements, together with the related notes and schedules included or incorporated by reference in the Memorandum fairly present the financial position and the results of operations and changes in financial position of the Company and its consolidated subsidiaries and other consolidated entities at the respective dates or for the respective periods therein specified. Such financial statements and related notes and schedules have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis except as may be set forth in the

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                  Memorandum. The financial statements, together with the
                  related notes and schedules, included or incorporated by reference in the Memorandum comply as to form with all applicable accounting requirements of the Securities Act and the Securities Act of British Columbia and the rules and regulations promulgated thereunder (the "BCSA"). No other financial statements or supporting schedules or exhibits are required by the Securities Act or the BCSA, as the case may be, to be included in the Memorandum. The pro forma and as adjusted financial information and statements included or incorporated by reference in the Memorandum have been properly compiled and prepared in accordance with the applicable requirements of the Securities Act and the Exchange Act and include all adjustments necessary to present fairly in accordance with United States generally accepted accounting principles the pro forma and as adjusted financial position of the respective entity or entities presented therein at the respective dates indicated and the results of operations for the respective periods specified.

            (q) Neither the Company nor any of its subsidiaries has sustained, since the date of the latest audited financial statements included in the Memorandum, any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth in the Memorandum; and, since such date, other than as set forth in the Memorandum, there has not been any change in the share capital or long-term debt of the Company or any of its subsidiaries or any material adverse change or, to the Company's knowledge, any development involving a prospective material adverse change, in or affecting the business, general affairs, management, financial position, shareholders' equity or results of operations of the Company and its subsidiaries taken as a whole.

            (r) There is no legal or governmental proceeding pending to which the Company or the Issuer or any of their respective subsidiaries is a party or of which any property or assets of the Company or the Issuer or any of their respective subsidiaries is the subject which, singularly or in the aggregate, if determined adversely to the Company or the Issuer or any of their respective subsidiaries, would reasonably be expected to have a Material Adverse Effect or would prevent or adversely affect the ability of the Company or the Issuer to perform its obligations under this Agreement; and to the best of the Company's and the Issuer's knowledge, no such proceedings have been threatened or contemplated by governmental authorities or threatened by others.

            (s) None of the Company or any of its subsidiaries (i) is in violation of its charter or by-laws (or other organizational documents, as applicable), (ii) is in default in any respect, and no event has occurred which, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it is bound or to which any of its property or assets is subject or (iii) is in violation in any respect of any law, ordinance, governmental rule, regulation or court decree to which it or its property or assets may be subject except, in the case of each of clauses (ii) and (iii), any violations or defaults which, singularly or in the aggregate, would not have a Material Adverse Effect.

            (t) The Company and each of its subsidiaries possess all licenses, certificates, authorizations and permits issued by, and have made all declarations and filings with, the appropriate state, federal, provincial or foreign regulatory agencies or bodies which are necessary for the ownership of their respective properties or the conduct of their respective businesses as described in the Memorandum, except where any failures to possess or make the same, singularly or in the aggregate, would not reasonably be expected to have a Material

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                  Adverse Effect; neither the Company nor the Issuer has
                  received any notification of any revocation or modification of any such license, certificate, authorization or permit and neither has any reason to believe that any such license, certificate, authorization or permit will not be renewed; except where such non-renewal would not have a Material Adverse Effect.

            (u) None of the Company nor the Issuer, nor any of their respective subsidiaries is or, after giving effect to the issuance and sale of the Notes and the application of the proceeds thereof as described in the Memorandum, will become an "investment company" within the meaning of the Investment Company Act of 1940, as amended and the rules and regulations of the Commission thereunder.

            (v) The Company and its subsidiaries own or possess the right to use all patents, trademarks, trademark registrations, service marks, service mark registrations, trade names, copyrights, licenses, inventions, trade secrets and rights (including all rights to market, sell, distribute, exhibit, commercially exploit and otherwise use all material film and television titles) material to the conduct of their respective businesses, singularly and in the aggregate, and the Company is not aware of any claim to the contrary or any challenge by any other person or entity to the rights of the Company and its subsidiaries with respect to the foregoing, except any such claim or challenge that would not have a Material Adverse Effect. The business of the Company and its subsidiaries as now conducted and as proposed to be conducted does not and will not infringe or conflict with any patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses or other intellectual property or franchise right of any person, except any such claim or challenge that would not have a Material Adverse Effect. No claim has been made against the Company or any of its subsidiaries alleging the infringement by the Company or any of its subsidiaries of any patent, trademark, service mark, trade name, copyright, trade secret, license in or other intellectual property right or franchise right of any person, except any such claim or challenge that would not have a Material Adverse Effect.

            (w) The Company and each of its subsidiaries have good and marketable title in fee simple to, or have valid rights to lease or otherwise use, all items of real or personal property, whether tangible or intangible, which are material to the business of the Company and its subsidiaries taken as a whole, in each case free and clear of all liens, encumbrances, claims and defects which would reasonably be expected to have a Material Adverse Effect.

            (x) No labor disturbance by the employees of the Company or any of its subsidiaries exists or, to the best of the Company's knowledge, is imminent which would reasonably be expected to have a Material Adverse Effect. The Company is not aware that any key employee of the Company plans to terminate employment with the Company.

            (y) No "prohibited transaction" (as defined in Section 406 of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended from time to time (the "Code")) or "accumulated funding deficiency" (as defined in Section 302 of ERISA) or any of the events set forth in Section 4043(b) of ERISA (other than events with respect to which the 30-day notice requirement under Section 4043 of ERISA has been waived) has occurred with respect to any employee benefit plan which would reasonably be expected to have a Material Adverse Effect; each employee benefit plan is in compliance in all material respects with applicable law, including ERISA and the Code; the Company has not incurred and does not expect to incur any material liability under Title IV of ERISA with respect to the termination of, or withdrawal from, any "pension plan"; and each "pension plan" (as defined in ERISA) for

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                  which the Company would have any liability that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, which could cause the loss of such qualification.

            (z) There has been no storage, generation, transportation, handling, treatment, disposal, discharge, emission, or other release of any kind of toxic or other wastes or other hazardous substances by, due to, or caused by the Company or any of its subsidiaries (or, to the best of the Company's knowledge, any other entity for whose acts or omissions the Company or any of its subsidiaries is or may be liable) upon any of the property now or previously owned or leased by the Company or any of its subsidiaries, or upon any other property, in violation of any statute or any ordinance, rule (including rule of common law), regulation, order, judgment, decree or permit or which would, under any statute or any ordinance, rule (including rule of common law), regulation, order, judgment, decree or permit, give rise to any liability, except for any violation or liability which would not have, singularly or in the aggregate with all such violations and liabilities, a Material Adverse Effect; there has been no disposal, discharge, emission or other release of any kind onto such property or into the environment surrounding such property of any toxic or other wastes or other hazardous substances with respect to which the Company or any of its subsidiaries have knowledge, except for any such disposal, discharge, emission, or other release of any kind which would not have, singularly or in the aggregate with all such discharges and other releases, a Material Adverse Effect.

            (aa) Each of the Company and each of its Significant Subsidiaries (as defined in Section 15 of this Agreement) (i) has filed all necessary federal, state, provincial and foreign income and franchise tax returns, (ii) has paid all federal, state, provincial, local and foreign taxes due and payable for which it is liable, and (iii) does not have any tax deficiency or claims outstanding or assessed or, to the best of the Company's knowledge, proposed against it which such deficiency or claim could reasonably be expected to have a Material Adverse Effect. Each of the Company's subsidiaries (A) has filed all necessary federal, state, provincial and foreign income and franchise tax returns, (B) has paid all federal state, provincial, local and foreign taxes due and payable for which it is liable, and (C) does not have any tax deficiency or claims outstanding or assessed or, to the best of the Company's knowledge, proposed against it which, in the case of any of (A), (B) or (C), could reasonably be expected to have a Material Adverse Effect. The accruals and reserves on the books and records of the Company or any of its subsidiaries in respect of tax liabilities for any taxable period not finally determined are adequate to meet any assessments and related liabilities for any such period and, since March 31, 2004, the Company and its subsidiaries have not incurred any liability for taxes other than in the ordinary course of business.

            (bb) The Company and each of its subsidiaries carry, or are covered by, insurance in such amounts and covering such risks as the Company reasonably believes is adequate for the conduct of their respective businesses and the value of their respective properties and customary for companies engaged in similar businesses in similar industries.

            (cc) Except as described in the Memorandum, the Company and each of its subsidiaries maintains a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with United States generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded

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                  accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

            (dd) The minute books of the Company, the Principal Canadian Subsidiary, LG Pictures Inc., Film Holdings Co. and each of the Principal U.S. Subsidiaries have been made available to the Initial Purchasers and counsel for the Initial Purchasers, and such books (i) contain a complete summary in all material respects of all meetings and actions of the board of directors (including each board committee) (or comparable organizational body, as applicable) and shareholders (or equity holders, as applicable) of the Company and each of such subsidiaries since the time of its respective incorporation (or other organization, as applicable) through the date of the latest meeting and action, and (ii) accurately in all material respects reflect all transactions referred to in such minutes. For purposes of this Agreement, the "Principal U.S. Subsidiaries" are Lions Gate Entertainment Inc., Lions Gate Films Inc., Lions Gate Television Inc., Artisan Home Entertainment Inc., Artisan Pictures Inc. and Artisan Releasing Inc., and the "Principal Canadian Subsidiary" is Lions Gate Television Corp.

            (ee) There is no franchise, lease, contract, agreement or document required by BCSA or the Securities Act to be described in the Memorandum which is not described therein as required; and all descriptions of any such franchises, leases, contracts, agreements or documents contained in the Memorandum are accurate and complete descriptions of such documents in all material respects. No such franchise, lease, contract or agreement has been suspended or terminated for convenience or default by the Company or any of the other parties thereto except as would not, singularly or in the aggregate, have a Material Adverse Effect, and the Company has not received notice and has no other knowledge of any such pending or threatened suspension or termination, except for such pending or threatened suspensions or terminations that would not reasonably be expected to, singularly or in the aggregate, have a Material Adverse Effect.

            (ff) No relationship, direct or indirect, exists between or among the Company or the Issuer on the one hand, and the directors, officers, shareholders, customers or suppliers of the Company or the Issuer on the other hand, which is required to be described in the Memorandum and which is not so described.

            (gg) Except as described in the Memorandum, there are no outstanding subscriptions, rights, warrants, calls or options to acquire, or instruments convertible into or exchangeable for, or agreements or understandings with respect to the sale or issuance of, any shares of capital stock of or other equity or other ownership interest in the Company or any of its subsidiaries.

            (hh) None of the Company or any of its subsidiaries owns any "margin securities" as that term is defined in Regulation U of the Board of Governors of the Federal Reserve System (the "Federal Reserve Board"), and none of the proceeds of the sale of the Notes will be used, directly or indirectly, for the purpose of purchasing or carrying any margin security, for the purpose of reducing or retiring any indebtedness which was originally incurred to purchase or carry any margin security or for any other purpose which might cause any of the Notes or Common Shares to be considered a "purpose credit" within the meanings of Regulation T, U or X of the Federal Reserve Board.

            (ii) None of the Company nor the Issuer nor any of their respective subsidiaries is a party to any contract, agreement or understanding with any person or entity that would give rise to a valid claim against the Company or the Issuer or any of their respective subsidiaries or the Initial Purchasers for a brokerage commission, finder's fee or like payment in connection with the issuance, purchase or sale of the Notes or the issuance of the Guarantee.

            (jj) No forward-looking statement (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act) contained in the Memorandum has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith.

            (kk) To the knowledge of the Company and the Issuer, no action has been taken and no law, statute, rule or regulation or order has been enacted, adopted or issued by any governmental agency or body which prevents the execution, delivery and performance of any of this Agreement, the Indenture, the Registration Rights Agreement and the Notes, the issuance of the Notes or suspends the sale of the Notes in any jurisdiction referred to in Section 4(i); and no injunction, restraining order, decision, decree or other order or relief of any nature by a federal or state court or other tribunal of competent jurisdiction has been issued with respect to the Company or any of its subsidiaries which would prevent or suspend the issuance or sale of the Notes in any jurisdiction heretofore designated pursuant to Section 4(i).

            (ll) Neither the Company nor any of its affiliates has, directly or through any agent, sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any security (as such term is defined in the Securities Act), which is or will be integrated with the sale of the Notes in a manner that would require registration of the Notes under the Securities Act.

            (mm) When the Notes are issued and delivered pursuant to this Agreement, the Notes will not be of the same class (within the meaning of Rule 144A under the Securities Act) as any security of the Company or the Issuer that is listed on a national securities exchange registered under Section 6 of the Exchange Act or that is quoted in a United States automated inter-dealer quotation system.

            (nn) No form of general solicitation or general advertising (as defined in Regulation D under the Securities Act) was used by the Company or the Issuer or any of its representatives in connection with the offer and sale of the Notes contemplated hereby, including, but not limited to, articles, notices or other communications published in any newspaper, magazine, or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising. No securities of the same class as the Notes have been issued and sold by the Company or the Issuer within the six-month period immediately prior to the date hereof. Neither the Company nor the Issuer have distributed and, prior to the later to occur of (i) the Closing Date and (ii) completion of the distribution of the Notes, will not distribute any offering material in connection with the offering and sale of the Notes other than the Memorandum.

            (oo) No registration under the Securities Act or the BCSA of the Notes is required for the sale of the Notes to the Investors as contemplated hereby.

            (pp) Neither the Company nor the Issuer nor any of the Company's or the Issuer's subsidiaries or affiliates (within the meaning of Rule 144A under the Securities Act) nor, to the Company's knowledge, any of its officers or directors has taken, directly or indirectly, any action designed to, or that might reasonably be expected to, cause or result in stabilization or manipulation of the price of any security of the Company or the Issuer or any of the Company's or the Issuer's subsidiaries to facilitate the sale or resale of the Notes.

            (qq) The Information (as defined in Section 16 of this Agreement), and any other information relating to the Company or the Issuer provided to the Initial Purchasers or their counsel in connection with the offering and sale of the Notes, will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements contained therein, in the light of circumstances under which they were made, not misleading.

            (rr) The Company is in compliance with all applicable requirements of the New York Stock Exchange, including corporate governance requirements. The Company is in compliance with all applicable requirements of the Toronto Stock Exchange, including corporate governance requirements. The Company is subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act and files reports with the Commission on the EDGAR System. The Company's common shares (the "Common Shares") are registered pursuant to Section 12(b) of the Exchange Act and the outstanding Common Shares are listed on the New York Stock Exchange, and the Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Common Shares under the Exchange Act or de-listing the Common Shares from the New York Stock Exchange, nor has the Company received any notification that the Commission or the New York Stock Exchange is contemplating terminating such registration or listing.

            (ss) The Company and, to the Company's knowledge, each of its directors and officers, in their capacities as such, are in compliance in all material respects with all applicable provisions of the Sarbanes-Oxley Act of 2002 and all rules and regulations promulgated thereunder or implementing the provisions thereof that are currently in effect.

            (tt) None of the Company, the Issuer, any Subsidiary and, to the Company's and the Issuer's knowledge, any of their respective employees or agents has at any time during the last five years
                  (i) made any unlawful contribution to any candidate for foreign office, or failed to disclose fully any contribution in violation of law, or (ii) made any payment to any federal or state governmental officer or official, or other person charged with similar public or quasi-public duties, other than payments required or permitted by the laws of the United States of any jurisdiction thereof.

            (uu) Each of the Company and the Issuer acknowledges that the Initial Purchasers and counsel to the Initial Purchasers will rely upon the accuracy and truth of the foregoing representations and warranties and their compliance with their agreements contained in this Agreement and hereby consents to such reliance.

            (vv) The statistical, industry-related and market-related data included in the Memorandum are based on or derived from sources which the Issuer and the Company reasonably and in good faith believe to be reliable and accurate and such data agree with the sources from which they are derived.

          3.    PURCHASE, SALE AND DELIVERY OF OFFERED NOTES.

            (a) On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Company agrees to issue and sell to each Initial Purchaser, and each Initial Purchaser agrees, severally and not jointly, to purchase from the Company, at a purchase price of 97.25% of the principal amount thereof, plus accrued interest, if any, from February 24, 2005 to the First Closing Date (if the First Closing Date occurs after February 24, 2005), the principal amount of Notes set forth opposite the name of such Initial Purchaser on Schedule A hereto. The Company shall not be obligated to deliver any of the Notes except upon payment for all the Notes to be purchased as provided herein.

                  Delivery of and payment for the Notes shall be made at the offices of Paul, Hastings, Janofsky & Walker LLP, 75 East 55th Street, New York, NY 10022, or at such other place as shall be agreed upon by SG Cowen & Co., LLC ("SG Cowen"), J.P. Morgan Securities Inc. ("JP Morgan") and the Company, at 9:00 A.M., New York City time, on February 24, 2005, or at such other date or time as shall be agreed upon by SG Cowen, JP Morgan and the Company (such date and time being referred to herein as the "Closing Date").

                  The Notes to be purchased by each Initial Purchaser hereunder and sold to Qualified Institutional Buyers (as defined below) shall be represented by one or more global securities in book-entry form which will be deposited by or on behalf of the Company with The Depository Trust Company or its designated custodian. On the Closing Date, the Company shall deliver or cause to be delivered the Notes to SG Cowen for the account of each Initial Purchaser against payment to or upon the order of the Company of the purchase price by wire transfer payable in Federal (same day) funds by causing The Depository Trust Company to credit the Notes to the account of SG Cowen at The Depository Trust Company. If applicable, the Company shall make the certificates representing the Notes available for inspection by SG Cowen and JP Morgan at least twenty-four hours prior to the Closing Date. Delivery at the time and place specified pursuant to this Agreement is a further condition of the obligation of each Initial Purchaser hereunder.

            (b) The Initial Purchasers have advised the Company that they propose to offer the Notes for resale upon the terms and subject to the conditions set forth herein and in the Memorandum. Each Initial Purchaser, severally and not jointly, represents and warrants to, and agrees with, the Company that
                  (i) it is purchasing the Notes pursuant to a private sale exempt from registration under the Securities Act, (ii) it has not solicited offers for, or offered or sold, and will not solicit offers for, or offer or sell, the Notes by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) of Regulation D under the Securities Act ("Regulation D") or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act and (iii) it has solicited and will solicit offers for the Notes only from, and has offered or sold and will offer, sell or deliver the Notes, as part of its initial offering, only to persons whom it reasonably believes to be qualified institutional buyers ("Qualified Institutional Buyers") as defined in Rule 144A under the Securities Act, or if any such person is buying for one or more institutional accounts for which such person is acting as fiduciary or agent, only when such person has represented to it that each such account is a Qualified Institutional Buyer to whom notice has been given that such sale or delivery is being made in reliance on Rule 144A and in each case, in transactions in accordance with Rule 144A. Each Initial Purchaser, severally and not jointly, agrees that, prior to or simultaneously with the confirmation of sale by such Initial Purchaser to any purchaser of any of the Notes purchased by such Initial Purchaser from the Issuer pursuant hereto, such Initial Purchaser shall furnish to that purchaser a copy of the Memorandum (and any amendment or supplement thereto that the Issuer shall have furnished to such Initial Purchaser prior to the date of such confirmation of sale). In addition to the foregoing, each Initial Purchaser acknowledges and agrees that the Company and, for purposes of the opinions to be delivered to the Initial Purchasers pursuant to Sections 6(d) and (u), counsel for the Company and for the Initial Purchasers, respectively, may rely upon the accuracy of the representations and warranties of the Initial Purchasers and their compliance with their agreements contained in this
                  Section 3, and each Initial Purchaser hereby consents to such reliance.

            (c) The Company acknowledges and agrees that the Initial Purchasers may sell Notes to any affiliate of an Initial Purchaser and that any such affiliate may sell Notes purchased by it to an Initial Purchaser.

            (d) The Initial Purchasers acknowledge and agree that they may not sell the Notes to residents of Canada.

           4. FURTHER AGREEMENTS OF THE COMPANY AND THE ISSUER. The Company and the Issuer jointly and severally agree with each of the several Initial
Purchasers:

            (a) To advise the Initial Purchasers promptly and, if requested, confirm such advice in writing, of the happening of any event which makes any statement of a material fact made in the Offering Memorandum untrue or which requires the making of any additions to or changes in the Offering Memorandum (as amended or supplemented from time to time) in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; to advise the Initial Purchasers promptly of any order preventing or suspending the use of the Preliminary Offering Memorandum or the Offering Memorandum, of any suspension of the qualification of the Notes or related Guarantee under any state securities or Blue Sky laws for offering or sale in any jurisdiction and of the initiation or threatening of any proceeding for any such purpose; and to use its reasonable best efforts to prevent the issuance of any such order preventing or suspending the use of the Preliminary Offering Memorandum or the Offering Memorandum or suspending any such qualification and, if any such suspension is issued, to obtain the lifting thereof at the earliest possible time.

            (b) To file promptly all reports and any definitive proxy or information statements required to be filed by the Company and the Issuer with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Memorandum and for so long as the delivery of an offering memorandum is required in connection with the issuance or sale of the Notes.

            (c) To advise the Initial Purchasers, promptly after either the Company or the Issuer receives notice thereof, of the suspension of the qualification of the Notes for issuance or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the British Columbia Securities Commission (the "BCSC") or the Commission with respect to the issuance and sale of the Notes.

            (d) To furnish promptly to each of the Initial Purchasers and counsel for the Initial Purchasers, without charge, as many copies of the Preliminary Offering Memorandum and the Offering Memorandum (and any amendments or supplements thereto) as may be reasonably requested.

            (e) Prior to making any amendment or supplement to the Offering Memorandum, to furnish a copy thereof to each of the Initial Purchasers and counsel for the Initial Purchasers and not to effect any such amendment or supplement to which the Initial Purchasers shall reasonably and promptly object by notice to the Company after a reasonable period to review.

            (f) To make generally available to the Company's shareholders as soon as practicable, but in any event not later than eighteen months after the date hereof, an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Securities Act (including, at the option of the Company, Rule 158).

            (g) If, at any time prior to completion of the resale of the Notes by the Initial Purchasers, any event shall occur or condition exist as a result of which it is necessary, in the opinion of counsel for the Initial Purchasers or counsel for the Company, to amend or supplement the Offering Memorandum in order that the Offering Memorandum will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at the time it is delivered to a purchaser, not misleading, or if it is necessary to amend or supplement the Offering Memorandum to comply with applicable law, to promptly prepare such amendment or supplement as may be necessary to correct such untrue statement or omission or so that the Offering Memorandum, as so amended or supplemented, will comply with applicable law.

            (h) For so long as the Notes are outstanding and are "restricted securities" within the meaning of Rule 144(a)(3) under the Securities Act, to furnish to holders of the Notes and prospective purchasers of the Notes designated by such holders, upon request of such holders or such prospective purchasers, the information required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act, unless the Company is then subject to and in compliance with Section 13 or 15(d) of the Exchange Act (the foregoing agreement being for the benefit of the holders from time to time of the Notes and prospective purchasers of the Notes designated by such holders).

            (i) To promptly take from time to time such actions as the Initial Purchasers may reasonably request to qualify the Notes for offering and sale under the securities or Blue Sky laws of such jurisdictions as the Initial Purchasers may designate and to continue such qualifications in effect for so long as required for the distribution of the Notes; provided that the Company and the Issuer shall not be obligated to qualify as foreign corporations in any jurisdiction in which they are not so qualified or to file a general consent to service of process in any jurisdiction.

            (j) For so long as any of the Notes remain outstanding, the Company and the Issuer will furnish to the Initial Purchasers upon their request (i) as soon as they are available, copies of all reports and other communications (financial or otherwise) furnished by the Company or the Issuer to the Trustee or to the holders of the Notes, (ii) as soon as they are available, copies of all reports or other communications furnished to shareholders of the Company and (iii) as soon as they are available, copies of any reports and financial statements furnished or filed with the Commission pursuant to the Exchange Act, furnished or filed in Canada through the System for Electronic Document Analysis and Retrieval (SEDAR), or furnished or filed with any national securities exchange or automatic quotation system on which the Notes may be listed or quoted.

            (k) Without the prior written consent of SG Cowen and JP Morgan, during the period beginning from the date hereof and continuing to and including ninety (90) days after the date of the Offering Memorandum, the Company will not offer for sale, sell, contract to sell or otherwise dispose of directly or indirectly, or file a registration statement for, or announce any offering of, any of the Common Shares, the Notes, or securities convertible into or exercisable or exchangeable for Common Shares or the Notes or any securities of the Company or the Issuer that are substantially similar to the Notes (other than (1) the filing of a registration statement for the resale of the Common Shares issuable upon conversion of the Notes or issuable upon conversion of convertible notes issued by the Issuer prior to the date hereof, (2) the issuance of shares pursuant to employee benefit plans, qualified option plans or other employee compensation plans existing on the date hereof (including the filing of a registration statement on Form S-8 covering such shares) or pursuant to currently outstanding options, warrants or rights and (3) the issuance and sale of up to $4,000,000 of the Common Shares in connection with an acquisition of capital stock or assets of a third party). The Company will cause each officer listed in Annex I to furnish to the Initial Purchasers, prior to the Closing Date, a letter, substantially in the form of Exhibit I hereto (with such changes as may be approved by SG Cowen and JP Morgan), pursuant to which each such person shall agree not to directly or indirectly offer, sell, assign, transfer, pledge, contract to sell, or otherwise dispose of any Common Shares, or securities convertible into or exercisable or exchangeable for Common Shares, for a period continuing to and including forty-five (45) days after the date of the Offering Memorandum, without the prior written consent of each of SG Cowen and JP Morgan. The Company will cause each officer listed in Annex II to furnish to the Initial Purchasers, prior to the Closing Date, a letter, substantially in the form of
                  Exhibit II hereto (with such changes as may be approved by SG Cowen and JP Morgan), pursuant to which each such person shall agree not to (except as permitted under such letter) directly or indirectly offer, sell, assign, transfer, pledge, contract to sell, or otherwise dispose of any Common Shares, or securities convertible into or exercisable or exchangeable for Common Shares, for a period ending ninety (90) days after the date of the Offering Memorandum, without the prior written consent of each of SG Cowen and JP Morgan.

            (l) To assist the Initial Purchasers in arranging for the Notes to be designated Private Offerings, Resales and Trading through Automated Linkages ("PORTAL") Market securities in accordance with the rules and regulations adopted by the National Association of Securities Dealers, Inc. ("NASD") relating to trading in the PORTAL Market and for the Notes to be eligible for clearance and settlement through The Depository Trust Company ("DTC").

            (m) Not to, and to cause its affiliates not to, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as such term is defined in the Securities Act) which could be integrated with the sale of the Notes in a manner which would require registration of the Notes under the Securities Act.

            (n) Not to, and to cause its affiliates not to, and not to authorize or knowingly permit any person acting on their behalf to, solicit any offer to buy or offer to sell the Notes by means of any form of general solicitation or general advertising within the meaning of Regulation D or in any manner involving a public offering within the meaning of
                  Section 4(2) of the Securities Act; and not to offer, sell, contract to sell or otherwise dispose of, directly or indirectly, any securities under circumstances where such offer, sale, contract or disposition would cause the exemption afforded by Section 4(2) of the Securities Act to cease to be applicable to the offering and sale of the Notes as contemplated by this Agreement and the Offering Memorandum.

            (o) During the period from the Closing Date until two years after the Closing Date, without the prior written consent of the Initial Purchasers, not to, and not permit any of its affiliates (as defined in Rule 144 under the Securities Act) to, resell any of the Notes that have been reacquired by them for so long as the Notes are "restricted securities" within the meaning of Rule 144(a)(3) under the Securities Act, except for Notes purchased by the Company or any of its subsidiaries and resold in a transaction registered under the Securities Act.

            (p) Prior to the Closing Date, to furnish to the Initial Purchasers, as soon as they have been prepared and reviewed by the Company's independent auditors, copies of any unaudited quarterly consolidated financial statements of the Company for any periods subsequent to the periods covered by the financial statements appearing or incorporated by reference in the Offering Memorandum.

            (q) Prior to the Closing Date, except for routine communications in the ordinary course of business and consistent with the past practices of the Company, the Company and the Issuer will not issue any press release or other communication directly or indirectly or hold any press conference with respect to the Company, the Issuer, their respective condition, financial or otherwise, or earnings, business affairs or business prospects, without the prior written consent of the Initial Purchasers, unless in the judgment of the Company and its counsel, and after notification to the Initial Purchasers, such press release or communication is required by law or by an applicable stock exchange.

            (r) The Company will use its reasonable best efforts to obtain conditional approval prior to the Closing Date of the listing on each of the New York Stock Exchange and the Toronto Stock Exchange of the Common Shares issuable upon conversion of the Notes in accordance with the requirements of each such exchange.

            (s) To apply the net proceeds from the sale of the Notes as set forth in the Offering Memorandum under the heading "Use of Proceeds."

            (t) The Company will not, for so long as the Notes are outstanding, be or become, or be or become owned by, an open-end investment company, unit investment trust or face-amount certificate company that is or is required to be registered under Section 8 of the Investment Company Act, and will not be or become, or be or become owned by, a closed-end investment company required to be registered, but not registered thereunder.

            (u) In connection with the offering of the Notes, to make its officers, employees, independent accountants and legal counsel reasonably available upon request by SG Cowen and/or JP Morgan.

            (v) To not take any action prior to the execution and delivery of the Indenture which, if taken after such execution and delivery, would have violated any of the covenants contained in the Indenture.

           5. PAYMENT OF EXPENSES. The Company and the Issuer agree with the Initial Purchasers to pay (a) the costs incident to the authorization, issuance, sale, preparation and delivery of the Notes and any taxes payable in that connection; (b) the costs incident to the preparation, printing and distribution of the Preliminary Offering Memorandum, Offering Memorandum any amendments, supplements and exhibits thereto, the costs of printing, reproducing and distributing the other documents contemplated hereby and by the Memorandum by mail, telex or other means of communications; (c) all expenses incurred in connection with the application for quotation of the Notes on the PORTAL Market and the approval of the Notes for book-entry transfer by the Depository Trust Company; (d) any applicable listing or other fees; (e) the fees and expenses of qualifying the Notes under the securities or Blue Sky laws of the several jurisdictions as provided in Section 4(i) and of preparing, printing and distributing Blue Sky Memoranda and Legal Investment Surveys (including related fees and expenses of counsel to the Initial Purchasers); (f) all fees and expenses of the Trustee or any agent thereof; (g) any fees charged by securities rating services for rating the Notes; (h) the transportation and other "roadshow" expenses incurred by or on behalf of the Company representatives in connection with presentations to and related communications with prospective purchasers of the Notes; and (i) all other costs and expenses incident to the performance of the obligations of the Company and the Issuer under this Agreement (including, without limitation, the fees and expenses of the Company's and the Issuer's counsel and the Company's and the Issuer's independent accountants); provided that, except as otherwise provided in this Section 5 and in Section 10, the Initial Purchasers shall pay their own costs and expenses, including the fees and expenses of their counsel, any transfer taxes on the Notes which they may sell and the expenses of advertising any offering of the Notes made by the Initial Purchasers.

           6. CONDITIONS OF INITIAL PURCHASERS' OBLIGATIONS. The respective obligations of the several Initial Purchasers hereunder are subject to satisfaction (or waiver by SG Cowen and JP Morgan in their respective sole discretion) of the following conditions on or prior to the Closing Date:

            (a) The Offering Memorandum (and any amendments or supplements thereto) shall have been printed and copies distributed to the Initial Purchasers as promptly as practicable on or following the date of this Agreement or at such other date and time as to which the Initial Purchasers may agree; and no stop order suspending the sale of the Notes or Guarantee in any jurisdiction shall have been issued and no proceeding for that purpose shall have been commenced or shall be pending or threatened.

            (b) None of the Initial Purchasers shall have discovered and disclosed to the Company or to the Issuer on or prior to the Closing Date that the Offering Memorandum or any amendment or supplement thereto contains an untrue statement of a fact which, in the opinion of counsel for the Initial Purchasers, is material or omits to state any fact which, in the opinion of such counsel, is material and is required to be stated therein or is necessary to make the statements therein not misleading.

            (c) All corporate proceedings and other legal matters incident to the authorization, form and validity of the Offering Memorandum and the legal matters relating to this Agreement and the transactions contemplated hereby shall be reasonably satisfactory in all material respects to counsel for the Initial Purchasers, and the Company and the Issuer shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

            (d) On the Closing Date, the Initial Purchasers shall have received the opinion in form and substance satisfactory to the Initial Purchasers and counsel to the Initial Purchasers, dated as of the Closing Date and addressed to the Initial Purchasers, of (i) O'Melveny & Myers LLP, United States counsel for the Company and the Issuer, in the form of Annex III hereto, and (ii) Heenan Blaikie LLP, Canadian counsel for the Company and the Issuer, substantially in the form of Annex IV hereto.

            (e) The Initial Purchasers shall have received from each of Ernst & Young LLP and PricewaterhouseCoopers LLP comfort letters dated each of the date hereof and the Closing Date, in form and substance reasonably satisfactory to counsel for the Initial Purchasers.

            (f) The representations and warranties of the Company and the Issuer contained in this Agreement shall be true and correct on and as of the date hereof and on and as of the Closing Date as if made on and as of the Closing Date; the statements of the Company's and the Issuer's officers made pursuant to any certificate delivered in accordance with the provisions hereof shall be true and correct on and as of the date made and on and as of the Closing Date; the Company and the Issuer shall have performed all applicable covenants and agreements and satisfied all conditions on their part to be performed or satisfied hereunder at or prior to the Closing Date; and subsequent to the date of the most recent financial statements in such Memorandum there shall have been no event or development, and no information shall have become known, that, individually or in the aggregate, has or would be reasonably likely to have a Material Adverse Effect.

            (g) The sale of the Notes shall not be enjoined (temporarily or permanently) on the Closing Date.

            (h) On the Closing Date, the Initial Purchasers shall have received a letter (the "bring-down letter") from each of Ernst & Young LLP and PricewaterhouseCoopers LLP, respectively, addressed to the Initial Purchasers and dated the Closing Date confirming, as of the date of the bring-down letter (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Offering Memorandum as of a date not more than three business days prior to the date of the bring-down letter), the conclusions and findings of such firm with respect to the financial information and other matters covered by its letter delivered to the Initial Purchasers concurrently with the execution of this Agreement pursuant to Section 6(e).

            (i) The Company shall have furnished to the Initial Purchasers a certificate, dated the Closing Date, of its Chairman of the Board, its President or a Vice President and its Chief Financial Officer stating that (i) such officers have carefully examined the Offering Memorandum and, in their opinion, the Offering Memorandum, as of its date, did not include any untrue statement of a material fact and did not omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) since the date of the Offering Memorandum no event has occurred which should have been set forth in a supplement or amendment to the Offering Memorandum, (iii) to the best of their knowledge after reasonable investigation, as of the Closing Date, the representations and warranties of the Company and the Issuer in this Agreement are true and correct and each of the Company and the Issuer has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date, and (iv) subsequent to the date of the most recent financial statements included in the Offering Memorandum, there has been no material adverse change in the financial position or results of operation of the Company and its subsidiaries, or any change, or any development including a prospective change, in or affecting the condition (financial or otherwise), results of operations or business of the Company and its subsidiaries taken as a whole, except as set forth in the Offering Memorandum.

            (j) Subsequent to the date hereof, none of the Company or any of its subsidiaries shall have sustained any loss or interference with respect to its business or properties from fire, flood, hurricane, earthquake, accident or other calamity, whether or not covered by insurance, or from any strike, labor dispute, slow down or work stoppage or from any legal or governmental proceeding, order or decree, which loss or interference, individually or in the aggregate, has or would be reasonably likely to have a Material Adverse Effect.

            (k) No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any governmental agency or body which would, as of the Closing Date, prevent the issuance or sale of the Notes; and no injunction, restraining order or order of any other nature by any federal or state court of competent jurisdiction shall have been issued as of the Closing Date which would prevent the issuance or sale of the Notes.

            (l) Subsequent to the execution and delivery of this Agreement (i) no downgrading, including any negative outlook, shall have occurred or been threatened to occur in the rating accorded the Company's debt securities by any "nationally recognized statistical rating organization," as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Securities Act and (ii) no such organization shall have publicly announced that it has under surveillance or review (other than an announcement with positive implications of a possible upgrading) its rating of any of the Company's debt securities.

            (m) Subsequent to the execution and delivery of this Agreement there shall not have occurred any of the following: (i) trading in securities generally on the New York Stock Exchange or in the over-the-counter market, or trading in any securities of the Company on any exchange or in the over-the-counter market, shall have been suspended or minimum prices shall have been established on any such exchange or such market by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction; (ii) a banking moratorium shall have been declared by Federal or state authorities; (iii) the United States shall have become engaged in hostilities, there shall have been an escalation in hostilities involving the United States or there shall have been a declaration of a national emergency or war by the United States or (iv) there shall have occurred such a material adverse change in general economic, political or financial conditions (or the effect of international conditions on the financial markets in the United States shall be such) as to make it, in the judgment of SG Cowen and JP Morgan, impracticable or inadvisable to proceed with the sale or delivery of the Notes on the terms and in the manner contemplated in the Offering Memorandum.

            (n) The Indenture shall have been duly executed and delivered by the Company, the Issuer, and the Trustee, and the Notes and the Guarantee thereof shall have been duly executed and delivered by the Company and duly authenticated by the Trustee.

            (o) The Issuer, the Company and the Initial Purchasers shall have entered into the Registration Rights Agreement and the Initial Purchasers shall have received counterparts thereof, conformed as executed, and such agreement shall be in full force and effect.

            (p) Prior to the Closing Date, the Required Lenders (as defined in the Credit Agreement) shall have consented to the issuance of the Notes in accordance with the terms of the Credit Agreement.

            (q) On or prior to the Closing Date, the Company and the Issuer shall have entered into the Contribution Agreement, involving the provision of the Common Shares by the Company to the Issuer to satisfy the conversion rights under the Notes.

            (r) Prior to the Closing Date, the New York Stock Exchange and the Toronto Stock Exchange shall have conditionally approved the listing of the Common Shares in accordance with the requirements of such exchange.

            (s) The Notes shall have been approved by the NASD for trading in the PORTAL Market and shall have been cleared for settlement at DTC.

            (t) All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Initial Purchasers.

            (u) The Initial Purchasers shall have received an opinion, dated the Closing Date, in form and substance reasonably satisfactory to the Initial Purchasers, of Paul, Hastings, Janofsky & Walker LLP, counsel for the Initial Purchasers, relating to this Agreement and such other related matters as the Initial Purchasers may require.

            (v) The Issuer and the Company shall have furnished or caused to be furnished to the Initial Purchasers such further information, certificates and documents as the Initial Purchasers may have reasonably requested.

            (w) Each of the officers listed in Annex I shall have furnished to the Initial Purchasers a letter, substantially in the form of
                  Exhibit I hereto (with such changes as may be approved by SG Cowen and JP Morgan), pursuant to which each such person shall have agreed not to directly or indirectly offer, sell, assign, transfer, pledge, contract to sell, or otherwise dispose of any Common Shares, securities convertible into or exercisable or exchangeable for Common Shares, for a period ending on the forty-fifth (45th) day after the date of the Offering Memorandum, without the prior written consent of each of SG Cowen and JP Morgan and each such letter shall not have been revoked, amended or modified. Each of the officers listed in Annex II shall have furnished to the Initial Purchasers a letter, substantially in the form of Exhibit II hereto (with such changes as may be approved by SG Cowen and JP Morgan), pursuant to which each such person shall have agreed not to (except as permitted under such letter) directly or indirectly offer, sell, assign, transfer, pledge, contract to sell, or otherwise dispose of any Common Shares, or securities convertible into or exercisable or exchangeable for Common Shares, for a period ending on the ninetieth (90th) day after the date of the Offering Memorandum, without the prior written consent of each of SG Cowen and JP Morgan and each such letter shall not have been revoked, amended or modified.

           7.    INDEMNIFICATION AND CONTRIBUTION.

            (a) The Company and the Issuer, jointly and severally, shall indemnify and hold harmless each Initial Purchaser, its officers, employees, representatives and agents and each person, if any, who controls any Initial Purchaser within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act (collectively, the "Initial Purchaser Indemnified Parties" and each, an "Initial Purchaser Indemnified Party") against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which that Initial Purchaser Indemnified Party may become subject, under the Securities Act, the Exchange Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in
                  (a) the Preliminary Offering Memorandum or the Offering Memorandum or in any amendment or supplement thereto (in each case, including the documents incorporated by reference therein) or (b) any materials or information provided to investors by, or with the approval of, the Company in connection with the marketing of the offering of the Notes, including any road show or investor presentations made to investors by the Company (whether in person or electronically, including Net Roadshow) (the "Roadshow Materials") or (c) any application, filing or other material filed, registered, distributed or otherwise furnished by the Company or with the consent of the Company in connection with the securities laws of any state or political subdivision thereof, (ii) the omission or alleged omission to state in the Preliminary Offering Memorandum or the Offering Memorandum, or in any amendment or supplement thereto, or in any Blue Sky filing or Roadshow Materials (in each case, including the documents incorporated by reference therein) a material fact required to be stated therein or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation of the Securities Act or the Exchange Act related to the Roadshow Materials and shall reimburse each Initial Purchaser Indemnified Party promptly upon demand for any legal or other expenses reasonably incurred by that Initial Purchaser Indemnified Party in connection with investigating or preparing to defend or defending against or appearing as a third party witness in connection with any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company and the Issuer shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of or is based upon (i) an untrue statement or alleged untrue statement in or omission or alleged omission from the Preliminary Offering Memorandum or the Offering Memorandum, or any such amendment or supplement, or in any Blue Sky filing or

            Roadshow Materials in reliance upon and in conformity with written information furnished to the Company by any Initial Purchaser specifically for inclusion therein, which information the parties hereto agree is limited to the Initial Purchasers' Information (as defined in Section 18). This indemnity agreement is not exclusive and will be in addition to any liability which the Company and the Issuer might otherwise have and shall not limit any rights or remedies which may otherwise be available at law or in equity to each Initial Purchaser Indemnified Party.

      (b) Each Initial Purchaser, severally and not jointly, shall indemnify and hold harmless the Company and the Issuer, their respective officers, employees, representatives, agents, directors and each person, if any, who controls the Company or the Issuer within the meaning of the Securities Act (collectively the "Company Indemnified Parties" and each a "Company Indemnified Party") against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Company Indemnified Parties may become subject, under the Securities Act, the Exchange Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Offering Memorandum or the Offering Memorandum or in any amendment or supplement thereto or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by that Initial Purchaser specifically for inclusion therein, and shall reimburse the Company Indemnified Parties for any legal or other expenses reasonably incurred by such parties in connection with investigating or preparing to defend or defending against or appearing as third party witness in connection with any such loss, claim, damage, liability or action as such expenses are incurred; provided that the parties hereto hereby agree that such written information provided by the Initial Purchasers consists solely of the Initial Purchasers' Information and that in no case shall the Initial Purchasers be liable or responsible for any amount in excess of the discounts and commissions received by the Initial Purchasers. This indemnity agreement is not exclusive and will be in addition to any liability which the Initial Purchasers might otherwise have and shall not limit any rights or remedies which may otherwise be available at law or in equity to the Company Indemnified Parties.

      (c) Promptly after receipt by an indemnified party under this Section 7 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 7, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this Section 7 except to the extent it has been materially prejudiced by such failure; and, provided, further, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 7. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 7 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that any indemnified party shall have the right to employ separate counsel in any such action and to participate in the defense thereof but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the employment thereof has been specifically authorized by the indemnifying party in writing, (ii) such indemnified party shall have been advised by such counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the indemnifying party and in the reasonable judgment of such counsel it is advisable for such indemnified party to employ separate counsel or (iii) the indemnifying party has failed to assume the defense of such action and employ counsel reasonably satisfactory to the indemnified party, in which case, if such indemnified party notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party, it being understood, however, that the indemnifying party shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys at any time for all such indemnified parties, which firm shall be designated in writing by SG Cowen and JP Morgan, if the indemnified parties under this Section 7 consist of any Initial Purchaser Indemnified Party, or by the Company if the indemnified parties under this Section 7 consist of any Company Indemnified Parties. Each indemnified party, as a condition of the indemnity agreements contained in Sections 7(a) and
            (b), shall use all reasonable efforts to cooperate with the indemnifying party in the defense of any such action or claim. No indemnifying party shall be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with its written consent or if there be a final judgment for the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment.

      (d) If the indemnification provided for in this Section 7 is unavailable or insufficient to hold harmless an indemnified party under Section 7(a) or 7(b), then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Company and the Issuer on the one hand and the Initial Purchasers on the other from the offering of the Notes or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Issuer on the one hand and the Initial Purchasers on the other with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Issuer on the one hand and the Initial Purchasers on the other with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Notes purchased under this Agreement (before deducting expenses) received by the Company and the Issuer bear to the total underwriting discounts and commissions received by the Initial Purchasers with respect to the Notes purchased under this Agreement, in each case as set forth in the table on the cover page of the Offering Memorandum. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Issuer and the Company on the one hand or the Initial Purchasers on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission; provided that the parties hereto agree that the written information furnished to the Company through by the Initial Purchasers for use in the Preliminary Offering

            Memorandum or the Offering Memorandum consists solely of the Initial Purchasers' Information. The Company, the Issuer and the Initial Purchasers agree that it would not be just and equitable if contributions pursuant to this Section 7(d) were to be determined by pro rata allocation (even if the Initial Purchasers were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 7(d) shall be deemed to include, for purposes of this Section 7(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 7(d), no Initial Purchaser shall be required to contribute any amount in excess of the amount by which the total price at which the Notes underwritten by it and distributed to the public were offered to the public less the amount of any damages which such Initial Purchaser has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

      (e) The Initial Purchasers' obligations to contribute as provided in this Section 7 are several in proportion to their respective underwriting obligations and not joint.

     8. OPTION NOTES. The Initial Purchasers may purchase all or less than all of that number of Notes (rounded up or down, as determined by the Initial Purchasers in their discretion, in order to avoid fractions) equal to $25,000,000 aggregate principal amount (the "Option Notes"). The purchase price to be paid for the Option Notes shall be the same price as the Firm Notes purchased on the Closing Date. Each of the Company and the Issuer agrees that the Issuer shall sell to the Initial Purchasers the number of Option Notes specified in the written notice by SG Cowen and JP Morgan. The option granted hereby may be exercised as to all or any part of the Option Notes not more than thirteen (13) days subsequent to the date of this Agreement. No Option Notes shall be sold and delivered unless the Firm Notes have been, or simultaneously are, sold and delivered. The right to place the Option Notes or any portion thereof may be surrendered and terminated at any time upon notice by SG Cowen and JP Morgan to the Issuer.

     The option granted hereby may be exercised by written notice being given to the Issuer by SG Cowen and JP Morgan setting forth the number of Option Notes to be purchased by the Initial Purchasers and the date and time for delivery of and payment for the Option Notes. Each date and time for delivery of and payment for the Option Notes (which may be the First Closing Date, but not earlier) is herein called the "Option Closing Date" and shall in no event be earlier than two (2) business days nor later than five (5) business days after written notice is given. (The Option Closing Date and the First Closing Date are herein called the "Closing Dates.") The Option Closing Date and the location of delivery of, and the form of payment for, the Option Notes may be varied by agreement between the Company, SG Cowen and JP Morgan.

     9.    TERMINATION.

      (a) The Initial Purchasers may terminate this Agreement by giving written notice to the Company at any time on or prior to the Closing Date in the event that the Company shall have failed, refused or been unable to perform all obligations and satisfy all conditions on its part to be performed or satisfied hereunder at or prior thereto or, if at or prior to the Closing Date:

            (i) trading in securities of the Company or in securities generally on the Toronto Stock Exchange, New York Stock Exchange or the Nasdaq National Market shall have been suspended or materially limited or minimum or maximum prices shall have been established on any such exchange or market;

            (ii) a banking moratorium shall have been declared by United States Federal or state authorities, or Canadian federal or provincial authorities, a moratorium in foreign exchange trading by major international banks or persons shall have been declared, or a material disruption should have occurred in commercial banking or securities settlement or clearance services in the United States or Canada;

            (iii) there shall have been (A) a declaration of a national emergency or war by the United States, or an outbreak or escalation of hostilities between the United States and any foreign power, or (B) an outbreak or escalation of any other insurrection or armed conflict involving the United States or any other national or international crisis, calamity or emergency, or (C) any material change in the political conditions, financial markets or economic conditions of the United States which, in the case of (A), (B) or (C) above, in the judgment of the Initial Purchasers, makes it impracticable or inadvisable to proceed with the issuance, sale or the delivery of the Notes as contemplated by the Memorandum;

            (iv) any securities of the Company or the Issuer shall have been downgraded or placed on any "watch list" for possible downgrading by any "nationally recognized statistical rating organization" as defined for purposes of Rule 436(g) under the Securities Act; or

            (v) there shall have occurred such a material adverse change in general economic, political or financial conditions (or the effect of international conditions on the financial markets in the United States shall be such) as to make it, in the judgment of the Initial Purchasers, impracticable or inadvisable to proceed with the issuance, sale or the delivery of the Notes as contemplated in the Memorandum.

      (b) Either the Initial Purchasers or the Issuer may terminate this Agreement at any time on 10 days' prior written notice.

      (c) Termination of this Agreement pursuant to this Section 9 shall be without liability of any party to any other party except as provided in Section 10 hereof.

      10. REIMBURSEMENT OF INITIAL PURCHASERS' EXPENSES. If (a) this Agreement shall have been terminated pursuant to Section 9(a) or 11, (b) the Issuer shall fail to tender the Notes for delivery to the Initial Purchasers for any reason permitted under this Agreement, or (c) the Initial Purchasers shall decline to purchase the Notes for any reason permitted under this Agreement, the Company shall reimburse the Initial Purchasers for the reasonable fees and expenses of their counsel and for such other out-of-pocket expenses as shall have been reasonably incurred by them in connection with this Agreement and the proposed purchase of the Notes, and upon demand the Company shall pay the full amount thereof to the Initial Purchasers. If this Agreement is terminated pursuant to
Section 11 by reason of the default of one or more Initial Purchasers, the Company shall not be obligated to reimburse any defaulting Initial Purchaser on account of those expenses.

      11. SUBSTITUTION OF INITIAL PURCHASERS. If any Initial Purchaser or Initial Purchasers shall default in its or their obligations to purchase shares of Notes hereunder and the aggregate number of shares which such defaulting Initial Purchaser or Initial Purchasers agreed but failed to purchase does not exceed ten percent (10%) of the principal amount of Notes underwritten, the other Initial Purchasers shall be obligated severally, in proportion to their respective commitments hereunder, to purchase the Notes which such defaulting Initial Purchaser or Initial Purchasers agreed but failed to purchase. If any Initial Purchaser or

Initial Purchasers shall so default and the aggregate principal amount with respect to which such default or defaults occur is more than ten percent (10%) of the total principal amount underwritten and arrangements satisfactory to SG Cowen, JP Morgan and the Company for the purchase of such Notes by other persons are not made within forty-eight (48) hours after such default, this Agreement shall terminate.

      If the remaining Initial Purchasers or substituted Initial Purchasers are required hereby or agree to take up all or part of the Notes of a defaulting Initial Purchaser or Initial Purchasers as provided in this Section 11, (i) the Company shall have the right to postpone the Closing Date for a period of not more than five (5) full business days in order that the Company may effect whatever changes may thereby be made necessary in the Offering Memorandum, or in any other documents or arrangements, and (ii) the respective principal amount to be purchased by the remaining Initial Purchasers or substituted Initial Purchasers shall be taken as the basis of their underwriting obligation for all purposes of this Agreement. Nothing herein contained shall relieve any defaulting Initial Purchaser of its liability to the Company or the other Initial Purchasers for damages occasioned by its default hereunder. Any termination of this Agreement pursuant to this Section 11 shall be without liability on the part of any non-defaulting Initial Purchaser or the Company, except expenses to be paid or reimbursed pursuant to Sections 5 and 10 and except the provisions of Section 7 shall not terminate and shall remain in effect.

      12. SUCCESSORS; PERSONS ENTITLED TO BENEFIT OF AGREEMENT. This Agreement shall inure to the benefit of and be binding upon the several Initial Purchasers, the Company, the Issuer and their respective successors, legal representatives and assigns. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person other than the persons mentioned in the preceding sentence any legal or equitable right, remedy or claim under or in respect of this Agreement, or any provisions herein contained, this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of such persons and for the benefit of no other person; except that the representations, warranties, covenants, agreements and indemnities of the Company and the Issuer contained in this Agreement shall also be for the benefit of the Initial Purchaser Indemnified Parties, and the indemnities of the several Initial Purchasers shall also be for the benefit of the Company Indemnified Parties.

      13. SURVIVAL OF INDEMNITIES, REPRESENTATIONS, WARRANTIES, ETC. The representations, warranties, agreements, covenants and other statements of the Company and the Issuer and their respective officers set forth in this Agreement or made by or on behalf of them pursuant to this Agreement shall remain in full force and effect, regardless of (i) any investigation made by or on behalf of any of the Initial Purchasers, any of their respective officers or directors, or any controlling person referred to in Section 7 hereof and (ii) delivery of and payment for the Notes to and by the Initial Purchasers, and shall be binding upon and shall inure to the benefit of, any successors, legal representatives, assigns, heirs, personal representatives of the Company, the Initial Purchasers and the indemnified parties referred to herein. The indemnities of the Company and the Issuer shall survive any termination and shall survive the Closing Date.

      14. NOTICES. All statements, requests, notices and agreements hereunder shall be in writing, and:

      (a) if to one or more of the Initial Purchasers, shall be delivered or sent by mail, telex or facsimile transmission to SG Cowen & Co., LLC, Attention: General Counsel, 1221 Avenue of the Americas, New York, New York 10020 (Fax: 212-278-7995) and J.P. Morgan Securities, Inc., Attention: Syndicate Department, 277 Park Avenue, 9th Floor, New York, New York 10017 (Fax: 212-622-2071); and

      (b) if to the Company or the Issuer shall be delivered or sent by mail, telex or facsimile transmission to Lions Gate Entertainment Corp.,
            Attention: Wayne Levin, 2700 Colorado Avenue, Suite 200, Santa Monica, California 90404 (Fax: 310-255-3860).

      15. DEFINITION OF CERTAIN TERMS. For purposes of this Agreement, (a) "business day" means any day on which the New York Stock Exchange, Inc. is open for trading; (b) "subsidiary" has the meaning set forth in Rule 405 of the Securities Act; provided, however, that solely for purposes of this Agreement the term "subsidiary" shall include the Issuer; and (c) "Significant Subsidiary" has the meaning set forth in Section 1-02(w) of Regulation S-X of the Commission; provided, however, that solely for purposes of this Agreement the term "Significant Subsidiary" shall include the Issuer.

      16.   INFORMATION.

       (a) Each of the Company and the Issuer will provide the Initial Purchasers with such information as the Initial Purchasers reasonably request and believe is appropriate to their assignment, including the Memorandum and the Incorporated Documents (all such information so furnished, being hereinafter referred to as the "Information").

       (b) Each of the Company and the Issuer understands and agrees that Initial Purchasers will rely on the Information and other information available from generally recognized public sources without having independently verified the same and that the Initial Purchasers assume no responsibility for the accuracy or completeness of this information.

      17. DISCLOSURE. Each of the Company and the Issuer agrees that any information or advice rendered by the Initial Purchasers or their representatives in connection with this Agreement is solely for the confidential use of the Company and the Issuer and, except as otherwise required by applicable law, regulation or legal process, neither the Company nor the Issuer will, and will not permit any third party to, disclose, reproduce, disseminate, quote or otherwise refer to such advice or information in any manner without the Initial Purchasers' prior written consent, which consent shall not be unreasonably withheld.

      18. INITIAL PURCHASERS' INFORMATION. The parties hereto acknowledge and agree that, for all purposes of this Agreement, the Initial Purchasers' Information consists solely of the statements concerning the Initial Purchasers contained in the first and fourth paragraphs under the heading "Plan of Distribution."

      19. AMENDMENTS. This Agreement may not be waived, amended, modified or assigned, in any way, in whole or in part, including by operation of law, without the prior written consent of the Company and the Issuer and the Initial Purchasers.

      20. GOVERNING LAW AND JURISDICTION. This letter and any claim or dispute of any kind or nature whatsoever arising out of or in any way relating to this Agreement, directly or indirectly (including any claim concerning advice provided pursuant to this Agreement), shall be governed by and construed in accordance with the laws of the State of New York. ANY RIGHTS TO TRIAL BY JURY WITH RESPECT TO ANY CLAIM OR PROCEEDING RELATED TO, OR ARISING OUT OF, THIS AGREEMENT ARE WAIVED BY THE INITIAL PURCHASERS, THE COMPANY AND THE ISSUER.

      21. PARTIAL UNENFORCEABILITY. The invalidity or unenforceability of any Section, paragraph or provision of this Agreement shall not affect the validity or enforceability of any other Section, paragraph or provision hereof. If any Section, paragraph or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.

      22. GENERAL. This Agreement (together with the schedules, exhibits and annexes attached hereto and incorporated by reference herein) constitutes the entire agreement of the parties to this Agreement and supersedes all prior written or oral and all contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof. In this Agreement, the masculine, feminine and neuter genders and the singular and the plural include one another. The section headings in this Agreement are for the convenience of the parties only and will not affect the construction or interpretation of this Agreement.

      23. COUNTERPARTS. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

      If the foregoing correctly sets forth our understanding, please indicate your acceptance thereof in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement between the Company and the Issuer, on the one hand, and the Initial Purchasers, on the other hand.

                                  Very truly yours,

                                  LIONS GATE ENTERTAINMENT CORP.

                                 By: /s/ WAYNE LEVIN
                                     -----------------------------
                                     Name: Wayne Levin
                                     Title: Executive VP, General
                                            Counsel

                                  LIONS GATE ENTERTAINMENT INC.

                                 By: /s/ WAYNE LEVIN
                                     -----------------------------
                                     Name: Wayne Levin
                                     Title: Secretary, General
                                            Counsel

                     [SIGNATURE PAGE TO PURCHASE AGREEMENT]

The foregoing Agreement is hereby confirmed and accepted by the Initial Purchasers as of the date first above written.

SG COWEN & CO., LLC

By: /s/ JOHN MOSLER
    -------------------------------
    Name: John Mosler
    Title: M.D.


J.P. MORGAN SECURITIES INC.

By: /s/ JASON M. WOOD
    -------------------------------
    Name: Jason M. Wood
    Title: Vice President

                     [SIGNATURE PAGE TO PURCHASE AGREEMENT]

JEFFERIES & CO.

By: /s/ JONATHON CUNNINGHAM
    -------------------------------
    Name: Jonathon Cunningham
    Title: Executive VP

THOMAS WEISEL PARTNERS LLC

By: /s/ WILLIAM McLEOD
    -------------------------------
    Name: William McLeod
    Title: Partner

OPPENHEIMER & CO.

By: /s/ JOHN HELLIER
    -------------------------------
    Name: John Hellier
    Title: Senior Managing Director

JANCO PARTNERS

By: /s/ ALAN ANGELICH
    -------------------------------
    Name: Alan Angelich
    Title: President

SANDERS MORRIS HARRIS

By: /s/ HUMBERT POWELL
    -------------------------------
    Name: Humbert Powell
    Title: Managing Director

                     [SIGNATURE PAGE TO PURCHASE AGREEMENT]

                                   SCHEDULE A

                               Initial Purchasers

Purchaser                                       Principal Amount of Notes
---------                                       -------------------------
SG Cowen & Co., LLC                                   $60,456,000.00

J.P. Morgan Securities Inc.                           $60,456,000.00

Jefferies & Co.                                       $12,726,000.00

Thomas Weisel Partners LLC                            $ 9,090,000.00

Oppenheimer & Co.                                     $ 3,636,000.00

Janco Partners                                        $ 1,818,000.00

Sanders Morris Harris                                 $ 1,818,000.00

                                    EXHIBIT I

           [Form of Lock-Up Agreement for Officers Listed in Annex I]

                                                                          [Date]

SG Cowen & Co., LLC
J.P. Morgan Securities Inc.
1221 Avenue of the Americas
New York, New York 10020

Re: Lions Gate Entertainment Inc. 3.625% Convertible Senior Subordinated Notes Due 2025

Ladies and Gentlemen:

      In order to induce SG Cowen & Co., LLC ("SG Cowen") and J.P. Morgan Securities Inc. ("JP Morgan") to enter in to a certain Purchase Agreement with Lions Gate Entertainment Corp., a British Columbia corporation (the "Company"), and Lions Gate Entertainment Inc., a Delaware corporation (the "Issuer"), with respect to the private placement of 3.625% Convertible Senior Subordinated Notes due 2025 (the "Notes") issued by the Issuer (the "Private Placement"), the undersigned hereby agrees that, prior to the forty-fifth (45th) day after the date of the Offering Memorandum, the undersigned will not, without the prior written consent of SG Cowen and JP Morgan, directly or indirectly, (i) offer, sell, assign, transfer, pledge, contract to sell, or otherwise dispose of, any common shares, no par value ("Common Shares") of the Company (including, without limitation, Common Shares which may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations promulgated under the Securities Act, as the same may be amended or supplemented from time to time (such shares, the "Beneficially Owned Shares")) or securities convertible into or exercisable or exchangeable in Common Shares (such securities, together with the Common Shares and Beneficially Owned Shares, the "Relevant Securities"),
(ii) enter into any swap, hedge or similar agreement or arrangement that transfers in whole or in part, the economic risk of ownership of the Relevant Securities or (iii) engage in any short selling of the Common Shares (collectively, the "Lock-Up").

      Notwithstanding the foregoing, the undersigned may transfer Relevant Securities (i) by bona fide gift, (ii) by will or intestate succession, and
(iii) to any trust for the direct or indirect benefit of the undersigned or the immediate family of the undersigned, provided as to each of (ii) and (iii) above, each resulting transferee of Relevant Securities executes and delivers to you an agreement certifying that such transferee is bound by the terms of this letter agreement, and provided further that any such transfer not involve a disposition for value. For the purposes of this letter agreement, "immediate family" means any relationship by blood, marriage or adoptions, not more remote than first cousin.

      In addition, the undersigned hereby waives, from the date hereof until the forty-fifth (45th) day after the date of the Offering Memorandum, any and all rights, if any, to request or demand registration pursuant to the Securities Act of any Common Shares that are registered in the name of the undersigned or that are Beneficially Owned Shares. In order to enable the aforesaid covenants to be enforced, the undersigned hereby consents to the placing of stop-transfer orders with the transfer agent of the Common Shares with respect to any Common Shares or Beneficially Owned Shares.

      In the event that the Purchase Agreement is terminated prior to the time of purchase of the Notes by the Initial Purchasers, the undersigned shall no longer be subject to the Lock-Up set forth in this letter agreement and such Lock-Up shall immediately terminate.

      Delivery of a signed copy of this letter agreement by facsimile transmission shall be effective as delivery of the original hereof.

                                          __________________________
                                          Name:

                                   EXHIBIT II

           [Form of Lock-Up Agreement for Officers Listed in Annex II]

                                                                          [Date]

SG Cowen & Co., LLC
J.P. Morgan Securities Inc.
1221 Avenue of the Americas
New York, New York 10020

Re: Lions Gate Entertainment Inc. 3.625% Convertible Senior Subordinated Notes Due 2025

Ladies and Gentlemen:

      In order to induce SG Cowen & Co., LLC ("SG Cowen") and J.P. Morgan Securities Inc. ("JP Morgan") to enter in to a certain Purchase Agreement with Lions Gate Entertainment Corp., a British Columbia corporation (the "Company"), and Lions Gate Entertainment Inc., a Delaware corporation (the "Issuer"), with respect to the private placement of 3.625% Convertible Senior Subordinated Notes due 2025 (the "Notes") issued by the Issuer (the "Private Placement"), the undersigned hereby agrees that, prior to the ninetieth (90th) day after the date of the Offering Memorandum, the undersigned will not, without the prior written consent of SG Cowen and JP Morgan, directly or indirectly, (i) offer, sell, assign, transfer, pledge, contract to sell, or otherwise dispose of, any common shares, no par value ("Common Shares") of the Company (including, without limitation, Common Shares which may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations promulgated under the Securities Act, as the same may be amended or supplemented from time to time (such shares, the "Beneficially Owned Shares")) or securities convertible into or exercisable or exchangeable in Common Shares (such securities, together with the Common Shares and Beneficially Owned Shares, the "Relevant Securities"),
(ii) enter into any swap, hedge or similar agreement or arrangement that transfers in whole or in part, the economic risk of ownership of the Relevant Securities or (iii) engage in any short selling of the Common Shares (collectively, the "Lock-Up").

      Notwithstanding the foregoing, the undersigned may transfer Relevant Securities (i) by bona fide gift, (ii) by will or intestate succession, and
(iii) to any trust for the direct or indirect benefit of the undersigned or the immediate family of the undersigned, provided as to each of (ii) and (iii) above, each resulting transferee of Relevant Securities executes and delivers to you an agreement certifying that such transferee is bound by the terms of this letter agreement, and provided further that any such transfer not involve a disposition for value. For the purposes of this letter agreement, "immediate family" means any relationship by blood, marriage or adoptions, not more remote than first cousin. In addition, the undersigned may sell up to 125,000 Common Shares during the 90 day period described in this letter without the prior written consent of SG Cowen and JP Morgan.

      In addition, the undersigned hereby waives, from the date hereof until the ninetieth (90th) day after the date of the Offering Memorandum, any and all rights, if any, to request or demand registration pursuant to the Securities Act of any Common Shares that are registered in the name of the undersigned or that are Beneficially Owned Shares. In order to enable the aforesaid covenants to be enforced, the undersigned hereby consents to the placing of stop-transfer orders with the transfer agent of the Common Shares with respect to any Common Shares or Beneficially Owned Shares.

      In the event that the Purchase Agreement is terminated prior to the time of purchase of the Notes by the Initial Purchasers, the undersigned shall no longer be subject to the Lock-Up set forth in this letter agreement and such Lock-Up shall immediately terminate.

      Delivery of a signed copy of this letter agreement by facsimile transmission shall be effective as delivery of the original hereof.

                                                 ______________________
                                                 Name:

                                     ANNEX I

                                    Officers

Jon Feltheimer

Michael Burns

                                    ANNEX II

                                    Officers

Wayne Levin

James Keegan

                                    ANNEX III

                        [Form of opinion of U.S. counsel]

      1. Each of Lions Gate Entertainment Inc., (the "Issuer"), and Lions Gate Films Inc., Lions Gate Television Inc., LG Pictures Inc., Artisan Home Entertainment Inc., Artisan Pictures Inc. and Artisan Releasing Inc. has been duly incorporated and is a corporation validly existing under the laws of the State of Delaware, with corporate power to own its properties and assets and to carry on its business as described in the Memorandum.

      2. Based solely on a review of good standing certificates, each of the Issuer, Lions Gate Films Inc., Lions Gate Television Inc., LG Pictures Inc., Film Holdings Co., Artisan Home Entertainment Inc., Artisan Pictures Inc. and Artisan Releasing Inc. are qualified as foreign corporations to do business in the State of California, and are in good standing in the State of California, and Lions Gate Films Inc. is qualified as a foreign corporation to do business in the State of New York, and is in good standing in the State of New York.

      3. The outstanding shares of capital stock of the Issuer have been duly authorized by all necessary corporate action on the part of the Issuer, are validly issued, fully paid and non-assessable. Based solely on a review of records certified to such counsel as the Certificate of Incorporation and Bylaws of the Issuer and its corporate minute books, to the best of such counsel's knowledge, the shares of capital stock are owned free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity, except under the Amended and Restated Credit, Security, Guaranty and Pledge Agreement by and among the Company, the Issuer, the subsidiaries referred to therein, the lenders referred to therein and the other parties thereto, dated as of December 15, 2003, as amended to date.

      4. The execution and delivery by the Issuer of the Agreement do not, and the performance of its obligations under the Agreement will not,
            (a) violate its Certificate of Incorporation or Bylaws, (b) violate, breach, or result in a default under, any existing obligation of or restriction on it under any other agreement identified in Exhibit A to the opinion (the "Other Agreements"), or (c) breach or otherwise violate any existing obligation of or restriction on it under any order, judgment or decree of any California, New York or U.S. federal court or governmental authority binding on the Issuer (as identified in a certificate provided by the Company). Such counsel need express no opinion as to the effect of the Issuer's performance of its obligations in the Agreement on the its compliance with financial covenants in the Other Agreements.

      5. The execution and delivery by the Issuer of the Agreement do not, and the performance of its obligations under the Agreement will not, violate the current Delaware General Corporation Law or any current California, New York or U.S. federal statute, rule or regulation that such counsel has, in the exercise of customary professional diligence, recognized as applicable to the Company or to transactions of the type contemplated by the Agreement. However, such counsel need express no opinion with respect to any anti-fraud provisions of federal securities laws or with respect to any anti-fraud provisions of Blue Sky or state securities laws, and further, such counsel need express no opinion with respect to
            Section 7 of the Agreement except as otherwise expressly stated herein.

      6. Assuming the accuracy of the Initial Purchasers' representations in the Agreement executed by each of them as of the Closing Date, it is not necessary in connection with the sale of the Notes under the circumstances contemplated by the Agreement to register the Notes under the 1933 Act, as amended, or to qualify an indenture in respect thereof under the Trust Indenture Act of 1939, as amended.

      7. No order, consent, permit or approval of, or filing or registration with, any California, New York or U.S. federal governmental authority is required on the part of the Company or the Issuer for the execution and delivery of the Agreement or for the issuance and sale of the Notes, except such as have been obtained under the Act and such as may be required under applicable Blue Sky or state securities laws.

      8. The execution, delivery and performance of the Indenture have been duly authorized by all necessary corporate action on the part of the Issuer, and the Indenture has been duly executed and delivered by the Issuer. Assuming due authorization, execution and delivery by the Trustee and the Issuer, the Indenture constitutes the legally valid and binding obligation of the Issuer, enforceable against the Issuer in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting creditors' rights generally (including, without limitation, fraudulent conveyance laws) and by general principles of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing and the possible unavailability of specific performance or injunctive relief, regardless of whether considered in a proceeding in equity or at law.

      9. The execution, delivery and performance of the Registration Rights Agreement have been duly authorized by all necessary corporate action on the part of the Issuer, and the Registration Rights Agreement has been duly executed and delivered by the Issuer. Assuming due authorization, execution and delivery by the Initial Purchasers and the Company, the Registration Rights Agreement constitutes the legally valid and binding obligation of the Issuer, enforceable against the Issuer in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting creditors' rights generally (including, without limitation, fraudulent conveyance laws) and by general principles of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing and the possible unavailability of specific performance or injunctive relief, regardless of whether considered in a proceeding in equity or at law. The execution and delivery by the Issuer of the Registration Rights Agreement do not, and the Issuer's performance of its obligations under the Registration Rights Agreement will not, violate the current Delaware General Corporation Law or any current California, New York or federal statute, rule or regulation that such counsel has, in the exercise of customary professional diligence, recognized as applicable to the Issuer or to transactions of the type contemplated by the Registration Rights Agreement except that such counsel need express no opinion regarding any federal securities laws, or Blue Sky or state securities laws, or Section 7 of the Registration Rights Agreement except as otherwise expressly stated herein.

      10. The Notes have been duly authorized by all necessary corporate action on the part of the Issuer, and when executed and authenticated in accordance with the terms of the Indenture and delivered to and paid for by the Issuer, will constitute the legally valid and binding obligation of the Issuer, and be enforceable against the Issuer in accordance with their terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting creditors' rights generally (including, without limitation, fraudulent conveyance laws) and by general principles of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing and the possible unavailability of specific performance or injunctive relief, regardless of whether considered in a proceeding in equity or at law.

      11. The statements in the Offering Memorandum under the caption "Taxation," insofar as they summarize provisions of U.S. federal law, fairly summarize the matters described therein in all material respects.

      12. There are no actions, suits or proceedings pending or threatened against the Company or the Issuer or any of their respective subsidiaries, with respect to which such counsel has given substantive attention on behalf of the Company or the Issuer or any of their respective subsidiaries.

      13. The documents incorporated by reference in the Offering Memorandum (the "Incorporated Documents"), on the respective dates they were filed, appeared on their face to comply in all material respects with the requirements as to form for reports on Form 10-K, Form 10-Q and Form 8-K, as the case may be, under the Exchange Act, as amended, and the related rules and regulations in effect at the respective dates of their filing, except that such counsel need express no opinion concerning the financial statements and other financial information contained or incorporated by reference therein.

      14. The Indenture complies in all material respects with the requirements as to form under the Trust Indenture Act, as amended.

      15. The Issuer is not an "investment company" required to register under the Investment Company Act of 1940, as amended.

In addition, such counsel will state that such counsel has participated in conferences in connection with the preparation of the Offering Memorandum. Such counsel has also reviewed the Offering Memorandum and the Incorporated Documents, but has not independently verified the accuracy, completeness or fairness of the statements contained or incorporated in those documents. The limitations inherent in such counsel's participation and review, and in the knowledge available to such counsel, are such that it is unable to assume, and does not assume, any responsibility for such accuracy, completeness or fairness of the Offering Memorandum (except as otherwise specifically stated in paragraph 11 above). However, on the basis of such participation and review, such counsel does not believe that the Offering Memorandum and the Incorporated Documents, considered as a whole as of the date of the Offering Memorandum and as of the date hereof, contain any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Such counsel need express no opinion or belief as to any document filed by the Issuer under the Exchange Act whether before or after the date of the Offering Memorandum, except to the extent that any such document is an Incorporated Document read together with the Offering Memorandum and considered as a whole, nor does such counsel need express any opinion or belief as to the financial statements contained in the Offering Memorandum or the Incorporated Documents.

                                    ANNEX IV

                      [Form of opinion of Canadian counsel]

      1. The Company and the Principal Canadian Subsidiary have been duly incorporated and are validly existing under the laws of their respective jurisdictions of incorporation, are duly qualified to do business as foreign corporations in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification, and have all power and authority necessary to own or hold their respective properties and to conduct the businesses in which they are engaged, except where the failure to so qualify or have such power or authority would not have, singularly or in the aggregate, a Material Adverse Effect.

      2. The Company has an authorized share structure as set forth in the Memorandum, and all of the outstanding shares of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and conform to the description thereof contained in the Memorandum.

      3. The Common Shares issuable by the Company to the Issuer in connection with the conversion of the Notes have been reserved by the Company for issuance.

      4. When the Common Shares issuable by the Company to the Issuer in connection with the conversion of the Notes are issued in accordance with the terms of the Notes and the Contribution Agreement, such Common Shares will be duly authorized and validly issued will be fully paid, non-assessable and free of any pre-emptive or similar rights.

      5. All the outstanding shares of the Principal Canadian Subsidiary have been duly authorized and validly issued, are fully paid and non-assessable and are owned by the Company directly, free and clear of any claim, lien, encumbrance, security interest (except for those granted under existing credit facilities referred to in the Memorandum), restriction upon voting or transfer or any other claim of any third party.

      6. The shares of the Principal Canadian Subsidiary previously held by Frank Guistra in trust for the Principal Canadian Subsidiary, the Company and its subsidiaries have been validly transferred to the Company.

      7. The Company is a reporting issuer in each of the provinces of British Columbia and Ontario and is not on the list of defaulting issuers maintained by the securities regulatory authorities in such jurisdictions.

      8. To the best of such counsel's knowledge and other than as set forth in the Memorandum, there are no Canadian federal or provincial legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property or asset of the Company or any of its subsidiaries is the subject which, singularly or in the aggregate, if determined adversely to the Company or any of its subsidiaries, might have a Material Adverse Effect or would prevent or adversely affect the ability of the Company to perform its obligations under the Purchase Agreement; and, to the best of such counsel's knowledge, no such proceedings have been threatened by governmental authorities or others.

      9. To the best of such counsel's knowledge, neither the Company nor the Principal Canadian Subsidiary (a) is in violation of its constating documents,
(b) is in default, and no event has occurred, which, with notice or lapse of time or both, would constitute a default, in the due performance or observance of any term, covenant or condition contained in any agreement or instrument to which it is a party or by which it is bound or to which any of its properties or assets is subject or (c) is in

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violation of any law, ordinance, governmental rule, regulation or court decree to which it or its property or assets may be subject or has failed to obtain any license, permit, certificate, franchise or other governmental authorization or permit necessary to the ownership of its property or to the conduct of its business except, in the case of clauses (b) and (c), for those defaults, violations or failures which, either singularly or in the aggregate, would not have a Material Adverse Effect.

      10. There are no preemptive or other rights to subscribe for or to purchase, nor any restriction upon the voting or transfer of, any Common Shares pursuant to the Company's constating documents or any agreement or other instrument known to such counsel.

      11. There are no restrictions of the corporate power and capacity of the Company to enter into the Purchase Agreement or to carry out its obligations under the Purchase Agreement; and the Purchase Agreement has been duly authorized, and executed and delivered by the Company.

      12. The execution, delivery and performance of the Purchase Agreement and the consummation of the transactions contemplated hereby by the Company will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any material agreements to which the Company is a party, nor will such actions result in any violation of the constating documents of the Company or the constating documents of the Principal Canadian Subsidiary or any statute or any order, rule or regulation of any Canadian federal or provincial court or governmental agency or body or court having jurisdiction over the Company or the Principal Canadian Subsidiary or any of their properties or assets.

      13. Except for consents, approvals, authorizations, registrations or qualifications as may be required by the Toronto Stock Exchange in connection with the issuance and sale of the Notes and the issuance of the Common Shares in connection with the conversion of the Notes, no consent, approval, authorization or order of, or filing or registration with, any Canadian federal or provincial court or governmental agency or body is required for the execution, delivery and performance of the Purchase Agreement by the Company and the consummation of the transactions contemplated hereby.

      14. The form of share certificate for the Common Shares issuable upon conversion of the Notes has been duly approved by the Company and complies with the provisions of the constating documents of the Company and the Business Corporations Act (British Columbia).

      15. The statements in the Memorandum under the heading "Certain Canadian Federal Income Tax Considerations" to the extent that they constitute summaries of matters of Canadian federal or provincial law or regulation or legal conclusions, have been reviewed by such counsel and fairly summarize the matters described therein in all material respects.

      16. The statements contained in the Memorandum under the caption "Risk Factors - We may lose certain benefits by failing to meet certain regulatory requirements" insofar as such statements purport to summarize the laws of the Provinces of Ontario or British Columbia and the federal laws of Canada applicable therein, are fair descriptions of those laws.

      17. The Toronto Stock Exchange has conditionally approved the listing of the Common Shares in accordance with the requirements of such exchange on or before ____________, 2005.

      18. The granting by the Company to the Issuer pursuant to the Contribution Agreement of the right to receive Common Shares in connection with the conversion of the Notes is exempt from, or not subject to, the prospectus requirements of the securities laws of the Provinces of British Columbia and Ontario (the "Provinces") and no proceedings, consents, approvals, permits, registrations or filings are required under the securities laws of the Provinces in order to permit such offering, issue and sale, except for the filing together with the appropriate fee of a report on Form 45-103F4 with the British Columbia Securities Commission.

      19. The issuance and delivery of the Common Shares by the Company to the Issuer pursuant to the Contribution Agreement in connection with the conversion of the Notes, is exempt from, or not subject to, the prospectus requirements of the securities laws of the Provinces and no proceedings, consents, approvals, permits, registrations or filings are required under the securities laws of the Provinces in order to permit such issuance and delivery. Any Common Shares issued to the Issuer in connection with the conversion of the Notes prior to the earlier of: (a) four months and one day following the date of the Contribution Agreement and (b) the issuance of a final receipt for a prospectus in connection with the qualification of the Common Shares under applicable securities laws of the Provinces (the "Canadian Prospectus") would be subject to a four month hold period from the date of the issuance of the Notes and may not be sold in the Provinces, including through the facilities of the Toronto Stock Exchange, until the expiry of such hold period. We note that any Common Shares delivered by the Issuer to holders of the Notes on conversion thereof during such hold period must have the required legends specified on the certificates representing such Common Shares pursuant to section 2.5 of Multilateral Instrument 45-102, Resale of Securities and section 607.1 of the Toronto Stock Exchange Company Manual.

      20. The Indenture has been duly authorized, executed and delivered by the Company, and, assuming due authorization, execution and delivery by the Trustee and the Issuer, is the legal, valid and binding agreement of the Company enforceable in accordance with its terms, except as (a) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (b) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability.

      21. The Guarantee has been duly authorized and delivered by the Company, and constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as (a) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (b) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability.

      22. The Contribution Agreement has been duly authorized by the Company and constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as (a) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (b) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability.

      23. The choice of the laws of the State of New York ("New York Law") as the governing law of the Purchase Agreement will be upheld as a valid choice of law by a court of competent jurisdiction of the Province of Ontario (an "Ontario Court") and by a court of competent jurisdiction of the Province of British Columbia (a "British Columbia Court", and together with an Ontario Court, the "Relevant Canadian Courts") provided that such choice of law is bona fide (in the sense that it was not made with a view to avoiding the consequences of the law of any other jurisdiction) and is not contrary to public policy as this term is understood under the laws of the Province of Ontario ("Ontario Law") or the laws of British Columbia ("British Columbia Law"), as the case may be. Such counsel has no reason to believe that the choice of New York Law in the Purchase Agreement is not bona fide or is contrary to public policy under Ontario Law or British Columbia Law.

      24. In the event that the Purchase Agreement is sought to be enforced in either an Ontario court or a British Columbia court, those courts would, subject to subparagraph (23) above, apply New York Law, upon proper proof of those laws, except to the extent that the provisions of the Purchase Agreement or New York Law are contrary to public policy as that term is understood under Ontario Law or BC Law, as the case may be, or those laws are foreign revenue, expropriatory or penal laws; provided, however, that:

(a) a Relevant Canadian Court would not apply New York Law in matters of procedure or applicable laws in force which are applicable by reason of their particular object; and

(b) a Relevant Canadian Court may not enforce an obligation enforceable under New York Law where performance of the obligation would be illegal by the laws of the place of performance.

25. A final and conclusive civil judgment for a sum certain obtained in a court of competent jurisdiction of the State of New York ("a New York Court") against the parties hereto in connection with any action arising out of or relating to the Purchase Agreement would be recognized and could be sued upon in a Relevant Canadian Court and such court would grant a judgment which would be enforceable against the parties hereto in the Province of Ontario or the Province of British Columbia, as the case may be, provided that:

(a) the New York Court had jurisdiction over the judgment debtor in the action according to the applicable law in the Relevant Canadian Court;

(b) such judgment was not obtained by fraud on the New York Court or in any manner contrary to natural justice and the enforcement thereof would not be inconsistent with public policy as such term is understood under the applicable law in the Relevant Canadian Court;

(c) enforcement of such judgment would not be inconsistent with public policy as such term is understood under the applicable law in the Relevant Canadian Court and, in particular, would not constitute, directly or indirectly, the enforcement of foreign revenue, expropriatory or penal laws;

(d) a dispute between the same parties based on the same subject matter has not given rise to a decision rendered by a Relevant Canadian Court or been decided by a foreign authority and that decision meets the necessary conditions for recognition under the applicable law in the Relevant Canadian Court;

(e) no new admissible evidence is discovered after the New York Court has rendered judgment which could not have been discovered by the exercise of due diligence prior to the New York Court rendering judgment and no new facts have arisen which once presented before a Relevant Canadian Court would give rise to a finding in the Relevant Canadian Court contrary to subparagraphs (a), (b) or (c) above;

(f) a judgment of a Relevant Canadian Court will be denominated in Canadian currency in accordance with, in the case of the Province of Ontario, the Courts of Justice Act (Ontario), and in the case of the Province of British Columbia, the Foreign Money Claims Act (British Columbia); and

(g) the action in the Relevant Canadian Court commenced within the time limits set out in the Limitations Act (Ontario) or the Limitation Act (British Columbia), as the case may be.

In addition, such counsel will state that such counsel did not prepare the Offering Memorandum, and such counsel has not independently verified its accuracy, completeness or fairness. Accordingly, such counsel is unable to assume, and such counsel does not assume, any responsibility for the accuracy, completeness or fairness of the Offering Memorandum (except as otherwise specifically stated in paragraphs 15 and 16 above). However, subject to the foregoing, such counsel does not believe that the Offering Memorandum and the

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Incorporated Documents, considered as a whole as of the date hereof, contain any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Such counsel need express no opinion or belief as to the financial statements and other financial information and projections contained in the Offering Memorandum or the Incorporated Documents.

                                       8